Exhibit 99.1

At the Company
Kim Hillyer	Jeff Goeser
Director, Communications	Director, Investor Relations and Finance
(402) 574-6523	(402) 597-8464
kim.hillyer@tdameritrade.com	jeffrey.goeser@tdameritrade.com
@TDAmeritradePR

TD Ameritrade Delivers Double Digit Growth in Asset Gathering

Net New Client Assets of $16.3 billion, 10% Annualized Growth Rate
Net Revenues of $803 million
Average Client Trades Per Day of 477,000
Diluted Earnings per Share of $0.35

OMAHA, Neb., April 21, 2015 – TD Ameritrade Holding Corporation (NYSE: AMTD) has released operating results for the second quarter of fiscal 2015.

The Company’s results for the quarter ended Mar. 31, 2015 include the following:(1)

•	Net income of $189 million, or $0.35 per diluted share

•	Net new client assets of approximately $16.3 billion, an annualized growth rate of 10 percent

•	Average client trades per day of approximately 477,000, an activity rate of 7.4 percent

•	Net revenues of $803 million, 55 percent of which were asset-based

•	Investment product fee revenues of $85 million, up 13 percent year-over-year

•	Pre-tax income of $287 million, or 36 percent of net revenues

•	EBITDA(2) of $341 million, or 42 percent of net revenues

•	Interest rate sensitive assets(3) of $101 billion, up 5 percent year-over-year

•	Record client assets of approximately $695 billion, up 13 percent year-over-year

“As we look back at the first six months of fiscal 2015, we see strong asset gathering in both our retail and institutional channels,” said Fred Tomczyk, president and chief executive officer. “Year-to-date, we have gathered $35 billion in net new assets, an 11 percent annualized growth rate, and up 31 percent year-over-year. This is a record for the first six months of any fiscal year. Looking ahead to the second half of fiscal 2015, we will remain focused on those things we can control, particularly maintaining our strong organic growth and building our long-term earnings power.”

“Despite continued headwinds from a low interest rate environment, we have delivered 73 cents in earnings per share through the first two quarters of fiscal 2015 – the best first six-months in our company’s history,” said Bill Gerber, executive vice president and chief financial officer. “Strong transaction and asset-based revenues contributed to healthy net revenues of $803 million. Delivering shareholder value remains a priority for us, whether that be through strong organic growth, earnings, disciplined expense management or capital deployment – and we remain focused on all four.”

Capital Deployment
The Company has declared a $0.15 per share quarterly cash dividend, payable on May 15, 2015 to all holders of record of common stock as of May 1, 2015.

Company Hosts Conference Call
TD Ameritrade will host its March Quarter conference call this morning, Apr. 21, 2015, at 8:30 a.m. EDT (7:30 a.m. CDT). Participants may listen to the conference call by dialing 866-270-1533. The Company will webcast the conference call through www.amtd.com, via the “Presentations & Events” page of the web site. A replay of the phone call will be available by dialing 877-344-7529 and entering the Conference ID 10062541 beginning at 10:30 a.m. EDT (9:30 a.m. CDT) on Apr. 21, 2015. The replay will be available until 9:00 a.m. EDT (8:00 a.m. CDT) on Apr. 29, 2015. A transcript of the call will be available on the Company’s corporate web site, www.amtd.com, via either the “Investor Relations” page or the “Presentations & Events” page beginning Wednesday, Apr. 22, 2015.

Interested parties can visit or subscribe to newsfeeds at www.amtd.com for the most up-to-date corporate financial information, presentation announcements, transcripts and archives. The company also communicates this information via Twitter, @TDAmeritradePR. Web site links, corporate titles and telephone numbers provided in this release, although correct when published, may change in the future.

Source: TD Ameritrade Holding Corporation

About TD Ameritrade Holding Corporation
Millions of investors and independent registered investment advisors (RIAs) have turned to TD Ameritrade’s (NYSE: AMTD) technology, people and education to help make investing and trading easier to understand and do. Online or over the phone. In a branch or with an independent RIA. First-timer or sophisticated trader. Our clients want to take control, and we help them decide how - bringing Wall Street to Main Street for more than 39 years. An official sponsor of the 2014 and 2016 U.S. Olympic and Paralympic Teams, as well as an official sponsor of the National Football League for the 2014, 2015 and 2016 seasons, TD Ameritrade has time and again been recognized as a leader in investment services. Please visit TD Ameritrade's newsroom or www.amtd.com for more information.

Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include, but are not limited to: general economic and political conditions and other securities industry risks, fluctuations in interest rates, stock market fluctuations and changes in client trading activity, credit risk with clients and counterparties, increased competition, systems failures, delays and capacity constraints, network security risks, liquidity risks, new laws and regulations affecting our business, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 21, 2014 and our latest Quarterly Report on Form 10-Q filed thereafter. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

1 Please see the Glossary of Terms, located in “Investor Relations” section of www.amtd.com for more information on how these metrics are calculated.

2See attached reconciliation of non-GAAP financial measures.

3Interest rate-sensitive assets consist of spread-based assets and money market mutual funds. Ending balances as of March 31, 2015.

Brokerage services provided by TD Ameritrade, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org).

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In millions, except per share amounts
(Unaudited)

	Quarter Ended			Six Months Ended
	Mar. 31, 2015	Dec. 31, 2014	Mar. 31, 2014	Mar. 31, 2015	Mar. 31, 2014
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$350	$359	$374	$708	$702
Asset-based revenues:
Interest revenue	151	163	148	314	276
Brokerage interest expense	(2)	(2)	(2)	(3)	(4)
Net interest revenue	149	161	146	311	272
Insured deposit account fees	205	207	202	412	410
Investment product fees	85	83	75	168	147
Total asset-based revenues	439	451	423	891	829
Other revenues	14	9	15	22	33
Net revenues	803	819	812	1,621	1,564
Operating expenses:
Employee compensation and benefits	208	199	193	406	376
Clearing and execution costs	37	35	34	72	63
Communications	30	31	28	61	56
Occupancy and equipment costs	39	41	40	81	77
Depreciation and amortization	23	23	24	46	48
Amortization of acquired intangible assets	22	23	22	45	45
Professional services	41	37	37	77	75
Advertising	82	64	94	145	157
Other	25	22	17	48	37
Total operating expenses	507	475	489	981	934
Operating income	296	344	323	640	630
Other expense:
Interest on borrowings	9	9	6	17	12
Other	—	1	—	1	—
Total other expense	9	10	6	18	12
Pre-tax income	287	334	317	622	618
Provision for income taxes	98	123	123	221	232
Net income	$189	$211	$194	$401	$386
Earnings per share - basic	$0.35	$0.39	$0.35	$0.74	$0.70
Earnings per share - diluted	$0.35	$0.39	$0.35	$0.73	$0.70
Weighted average shares outstanding - basic	544	544	551	544	551
Weighted average shares outstanding - diluted	547	548	556	547	555
Dividends declared per share	$0.15	$0.15	$0.12	$0.30	$0.74

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In millions
(Unaudited)

	Mar. 31, 2015	Sept. 30, 2014
Assets:
Cash and cash equivalents	$1,280	$1,460
Short-term investments	505	4
Segregated cash and investments	4,243	5,116
Broker/dealer receivables	949	1,108
Client receivables, net	12,463	11,639
Goodwill and intangible assets	3,173	3,218
Other	1,483	1,286
Total assets	$24,096	$23,831
Liabilities and stockholders' equity:
Liabilities:
Broker/dealer payables	$2,398	$2,421
Client payables	13,955	14,497
Notes payable	—	150
Long-term debt	1,864	1,101
Other	1,005	914
Total liabilities	19,222	19,083
Stockholders' equity	4,874	4,748
Total liabilities and stockholders' equity	$24,096	$23,831

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA
(Unaudited)
	Quarter Ended			Six Months Ended
	Mar. 31, 2015	Dec. 31, 2014	Mar. 31, 2014	Mar. 31, 2015	Mar. 31, 2014
Key Metrics:
Net new assets (in billions)	$16.3	$18.8	$12.2	$35.1	$26.7
Net new asset growth rate (annualized)	10%	11%	8%	11%	10%
Average client trades per day	476,590	457,243	491,963	466,761	452,222
Profitability Metrics:
Operating margin	36.9%	42.0%	39.8%	39.5%	40.3%
Pre-tax margin	35.7%	40.8%	39.0%	38.4%	39.5%
Return on average stockholders' equity (annualized)	15.7%	17.8%	16.9%	16.8%	16.6%
EBITDA(1) as a percentage of net revenues	42.5%	47.5%	45.4%	45.0%	46.2%
Liquidity Metrics:
Interest on borrowings (in millions)	$9	$9	$6	$17	$12
Interest coverage ratio (EBITDA(1)/interest on borrowings)	37.9	43.2	61.5	42.9	60.3
Liquid assets - management target(1) (in billions)	$1.5	$0.7	$0.7	$1.5	$0.7
Cash and cash equivalents (in billions)	$1.3	$1.9	$0.9	$1.3	$0.9
Transaction-Based Revenue Metrics:
Total trades (in millions)	29.1	28.8	30.0	57.9	56.1
Average commissions and transaction fees per trade(2)	$12.02	$12.45	$12.47	$12.23	$12.51
Average client trades per funded account (annualized)	18.6	18.1	20.2	18.4	18.7
Activity rate - funded accounts	7.4%	7.2%	8.1%	7.3%	7.5%
Trading days	61.0	63.0	61.0	124.0	124.0
Order routing revenue (in millions)	$75	$77	$84	$153	$154
Spread-Based Asset Metrics:
Average interest-earning assets (in billions)	$19.4	$19.5	$18.5	$19.4	$18.0
Average insured deposit account balances (in billions)	74.9	75.0	73.0	74.9	72.9
Average spread-based balance (in billions)	$94.3	$94.5	$91.5	$94.3	$90.9
Net interest revenue (in millions)	$149	$161	$146	$311	$272
Insured deposit account fee revenue (in millions)	205	207	202	412	410
Spread-based revenue (in millions)	$354	$368	$348	$723	$682
Avg. annualized yield - interest-earning assets	3.09%	3.23%	3.17%	3.16%	2.99%
Avg. annualized yield - insured deposit account fees	1.09%	1.08%	1.10%	1.09%	1.11%
Net interest margin (NIM)	1.50%	1.53%	1.52%	1.51%	1.49%
Fee-Based Investment Metrics:
Money market mutual fund fees:
Average balance (in billions)	$5.6	$5.6	$5.2	$5.6	$5.2
Average annualized yield	0.00%	0.00%	0.00%	0.00%	0.00%
Fee revenue (in millions)	$0	$0	$0	$0	$0
Market fee-based investment balances:
Average balance (in billions)	$149.5	$145.1	$128.4	$147.3	$126.8
Average annualized yield	0.23%	0.22%	0.23%	0.23%	0.23%
Fee revenue (in millions)	$85	$83	$75	$168	$147
Average fee-based investment balances (in billions)	$155.1	$150.7	$133.6	$152.9	$132.0
Average annualized yield	0.22%	0.22%	0.22%	0.22%	0.22%
Investment product fee revenue (in millions)	$85	$83	$75	$168	$147
(1) See attached reconciliation of non-GAAP financial measures.
(2) Average commissions and transaction fees per trade excludes TD Waterhouse UK business.
NOTE: See Glossary of Terms on the Company's web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA
(Unaudited)
	Quarter Ended			Six Months Ended
	Mar. 31, 2015	Dec. 31, 2014	Mar. 31, 2014	Mar. 31, 2015	Mar. 31, 2014
Client Account and Client Asset Metrics:
Funded accounts (beginning of period)	6,371,000	6,301,000	6,048,000	6,301,000	5,993,000
Funded accounts (end of period)	6,467,000	6,371,000	6,146,000	6,467,000	6,146,000
Percentage change during period	2%	1%	2%	3%	3%
Client assets (beginning of period, in billions)	$672.4	$653.1	$596.5	$653.1	$555.9
Client assets (end of period, in billions)	$695.3	$672.4	$617.1	$695.3	$617.1
Percentage change during period	3%	3%	3%	6%	11%
Net Interest Revenue:
Segregated cash:
Average balance (in billions)	$4.4	$5.3	$5.3	$4.8	$5.4
Average annualized yield	0.13%	0.13%	0.14%	0.13%	0.12%
Interest revenue (in millions)	$1	$2	$2	$3	$3
Client margin balances:
Average balance (in billions)	$11.9	$11.5	$10.5	$11.7	$9.9
Average annualized yield	3.60%	3.69%	3.85%	3.65%	3.88%
Interest revenue (in millions)	$107	$108	$101	$215	$194
Securities borrowing/lending:
Average securities borrowing balance (in billions)	$1.0	$0.9	$1.1	$0.9	$1.1
Average securities lending balance (in billions)	$2.2	$2.3	$2.8	$2.2	$2.5
Net interest revenue - securities borrowing/lending (in millions)	$41	$51	$43	$93	$75
Other cash and interest-earning investments:
Average balance (in billions)	$2.1	$1.8	$1.6	$2.0	$1.6
Average annualized yield	0.04%	0.05%	0.09%	0.05%	0.08%
Interest revenue - net (in millions)	$0	$0	$0	$1	$1
Client credit balances:
Average balance (in billions)	$12.0	$12.2	$11.0	$12.1	$10.8
Average annualized cost	0.01%	0.01%	0.01%	0.01%	0.01%
Interest expense (in millions)	$(0)	$(0)	$(0)	$(1)	$(1)
Average interest-earning assets (in billions)	$19.4	$19.5	$18.5	$19.4	$18.0
Average annualized yield	3.09%	3.23%	3.17%	3.16%	2.99%
Net interest revenue (in millions)	$149	$161	$146	$311	$272

NOTE: See Glossary of Terms on the Company's web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)
	Quarter Ended						Six Months Ended
	Mar. 31, 2015		Dec. 31, 2014		Mar. 31, 2014		Mar. 31, 2015		Mar. 31, 2014
	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.
EBITDA (1)
EBITDA	$341	42.5%	$389	47.5%	$369	45.4%	$730	45.0%	$723	46.2%
Less:
Depreciation and amortization	(23)	(2.9)%	(23)	(2.8)%	(24)	(3.0)%	(46)	(2.8)%	(48)	(3.1)%
Amortization of acquired intangible assets	(22)	(2.7)%	(23)	(2.8)%	(22)	(2.7)%	(45)	(2.8)%	(45)	(2.9)%
Interest on borrowings	(9)	(1.1)%	(9)	(1.1)%	(6)	(0.7)%	(17)	(1.0)%	(12)	(0.8)%
Provision for income taxes	(98)	(12.2)%	(123)	(15.0)%	(123)	(15.1)%	(221)	(13.6)%	(232)	(14.8)%
Net income	$189	23.5%	$211	25.8%	$194	23.9%	$401	24.7%	$386	24.7%

	As of
	Mar. 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	Mar. 31, 2014
Liquid Assets - Management Target (2)
Liquid assets - management target	$1,490	$731	$762	$767	$706
Plus: Broker-dealer cash and cash equivalents	538	1,434	1,090	871	508
Futures commission merchant cash and cash equivalents	33	2	—	—	—
Trust company cash and cash equivalents	76	55	53	54	64
Investment advisory cash and cash equivalents	15	28	19	9	14
Less: Corporate short-term investments	(501)	—	—	—	—
Excess broker-dealer regulatory net capital	(371)	(373)	(464)	(441)	(359)
Cash and cash equivalents	$1,280	$1,877	$1,460	$1,260	$933
Note: The term "GAAP" in the following explanation refers to generally accepted accounting principles in the United States.

(1)
EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for covenant purposes under our holding company's senior revolving credit facility. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)
Liquid assets - management target is considered a non-GAAP financial measure as defined by SEC Regulation G. We include the excess capital of our broker-dealer subsidiaries in the calculation of liquid assets - management target, rather than simply including broker-dealer cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer subsidiaries to the parent company. Excess capital, as defined below, is generally available for dividend from the broker-dealer subsidiaries to the parent company. We consider liquid assets - management target to be an important measure of our liquidity and of our ability to fund corporate investing and financing activities. Liquid assets - management target should be considered a supplemental measure of liquidity, rather than a substitute for cash and cash equivalents.

We define liquid assets - management target as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments and (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 10% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of a minimum operational target established by management ($50 million in the case of our primary introducing broker-dealer, TD Ameritrade, Inc.). Liquid assets - management target is based on more conservative measures of broker-dealer net capital than regulatory thresholds require because we prefer to maintain significantly more conservative levels of net capital at the broker-dealer subsidiaries. We consider liquid assets - management target to be a measure that reflects our liquidity that would be readily available for corporate investing and financing activities under normal operating circumstances.